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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: AUGUST 26, 2003
                       (DATE OF EARLIEST EVENT REPORTED)


                         PARAGON FINANCIAL CORPORATION
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


DELAWARE                             000-27437                   94- 3227733
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(STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)     (IRS EMPLOYER
OF INCORPORATION)                                         IDENTIFICATION NUMBER)



5000 SAWGRASS VILLAGE CIRCLE, PONTE VEDRA BEACH, FLORIDA            32082
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (904) 285-0000



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(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)        (ZIP CODE)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 26, 2003, our Board of Directors voted to dismiss BP Professional Group, LLP as our independent accountants.

The report of BP Professional Group, LLP on our financial statements for the periods ending December 31, 2002 and 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except for doubt about our ability to continue as a going concern.

In connection with its audit for the two most recent fiscal years and through August 26, 2003, there were no disagreements with BP Professional Group, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or auditing procedure, except as discussed in the paragraph below, which disagreements, if not resolved to the satisfaction of BP Professional Group, LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

During the performance of their review of our financial statements for the quarter ended March 31, 2003 and through August 26, 2003 , BP Professional Group, LLP expressed their desire to send a letter to the United States Securities and Exchange Commission (the "SEC") seeking confirmation of our application of SFAS No. 141, Accounting for Business Combinations ("SFAS 141"), to the acquisition of PGNF Home Lending Corp, completed on January 31. 2003. We did not feel the letter necessary as we maintained we had properly accounted for the acquisition of PGNF Home Lending Corp. BP Professional Group, LLP decided to proceed with the preparation and delivery of the letter to the SEC. Upon review and discussion of BP Professional Group, LLP's communication, the SEC determined that no action was necessary in regards to our accounting treatment for the purchase. We have authorized BP Professional Group, LLP to respond fully to the inquiries of the successor accountant concerning this matter.

We have requested BP Professional Group, LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter will be filed as an amendment to this Form 8-K.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PARAGON FINANCIAL CORPORATION



Dated: August 29, 2003                 By: /s/ SCOTT L. VINING
                                       -----------------------
                                       Scott L. Vining, Chief Financial
                                                        Officer